UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2014

Sterling Real Estate Trust
(Exact name of registrant as specified in its charter)

North Dakota	000-54295	90-0115411
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1711 Gold Drive S., Suite 100 Fargo, North Dakota	58103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 353-2720

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment No. 1 is being filed to amend and supplement the Current Report on Form 8-K of Sterling Real Estate Trust (“Sterling”) originally filed with the Securities and Exchange Commission on December 23, 2014, reporting the acquisition of seven multi-family residential properties in suburban Minneapolis, Minnesota (“the Properties”) identified below:

1.	Brighton Village Apartments,	New Brighton, MN	240 units
2.	Georgetown on the River,	Fridley, MN	462 units
3.	Maplewood Apartments,	Maplewood, MN	240 units
4.	Robinwood Apartments,	Coon Rapids, MN	120 units
5.	Rosedale Estates North,	Roseville, MN	180 units
6.	Rosedale Estates South,	Roseville, MN	180 units
7.	Valley View Apartments,	Golden Valley, MN	72 units

The original Current Report on Form 8-K under Items 9.01(a) and 9.01(b) indicated that the required financial statement of businesses acquired and Pro Forma financial information would be filed by amendment.  This Amendment No. 1 is being filed to include such financial statements and financial information.

Item 9.01 Financial Statements and Exhibits.

(a)Financial Statements of Business Acquired

The following financials for the Properties are filed here within:

•	Combined Statement of Revenues and Certain Expenses for the nine months ended September 30, 2014 (unaudited) and the year ended December 31, 2013
•	Notes to the Combined Statement of Revenues and Certain Expenses for the nine months ended September 30, 2014 (unaudited) and the year ended December 31, 2013

In acquiring the properties listed above, Sterling evaluated, among other things, sources of revenue (including but not limited to, competition in the rental market, comparative rents and occupancy rates) and expenses (including but not limited to, utility rates, ad valorem tax rates, maintenance expenses and anticipated capital expenditures). The results of the interim period are not necessarily indicative of the results to be obtained for the full fiscal year.

(b)Pro Forma Financial Information

The following Pro Forma financial information for Sterling and the Properties is filed here within:

•	Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2014
•	Unaudited Pro Forma Consolidated Statements of Operations and Other Comprehensive Income for the nine months ended September 30, 2014
•	Unaudited Pro Forma Consolidated Statements of Operations and Other Comprehensive Income for the year ended December 31, 2013
•	Notes to Unaudited Pro Forma Consolidated Financial Statements.

(c)Exhibits

Exhibit No.	Title
10.1	Form of Purchase and Sales Agreement dated as of November 17, 2014*
10.2	Form of Amendment to Purchase and Sales Agreement dated December 18, 2014*

10.3	Form of Secured Promissory Note (15-Year Note) dated as of December 19, 2014*
10.4	Form of Secured Promissory Note (10-Year Note) dated as of December 19, 2014*
10.5	Form of Mortgage, Security Agreement and Fixture Filing dated as of December 19, 2014*
10.6	Form of Promissory Note dated as of December 19, 2014*
10.7	Form of Mortgage dated as of December 19, 2014*
10.8	Form of Commercial Security Agreement dated as of December 19, 2014*
23.1	Consent of Baker Tilly Virchow Krause LLP
99.1	Financial Statements of Properties Acquired
Report of Independent Registered Public Accounting Firm
Combined Statement of Revenues and Certain Expenses for the nine months ended September 30, 2014 (unaudited) and the year ended December 31, 2013
Notes to the Combined Statement of Revenues and Certain Expenses for the nine months ended September 30, 2014 (unaudited) and the year ended December 31, 2013
99.2	Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2014
Unaudited Pro Forma Consolidated Statement of Operations and Other Comprehensive Income for the nine months ended September 30, 2014
Unaudited Pro Forma Consolidated Statement of Operations and Other Comprehensive Income for the year ended December 31, 2013
Notes to Unaudited Pro Forma Consolidated Financial Statements

* previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Real Estate Trust

Date: January 30, 2015

By: /s/ Bradley J. Swenson
Name: Bradley J. Swenson
Title: President